EXHIBIT 23.1

CONSENT OF LEGAL COUNSEL

We hereby consent to the use of our name in Form S-8 registration statement of Magnum d=Or Resources, Inc.

Oklahoma City, Oklahoma

STEPHEN A. ZRENDA, JR., P.C.

January 5, 2005

                                           By: /s/ Stephen A. Zrenda, Jr.

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                                                                                                                    Stephen A. Zrenda, Jr.